UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 17, 2019

AKERNA CORP.
(Exact name of registrant as specified in its charter)

Delaware	333-228220	83-2242651
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1601 Arapahoe St., Denver, Colorado	80202
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (888) 932-6537

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	KERN	NASDAQ Capital Market
Warrants to purchase one share of Common Stock	KERNW	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

EXPLANATORY NOTE

This Current Report on Form 8-K12B (this “Report”) incorporates the information contained in the Current Report on Form 8-K filed by Akerna Corp. (“Akerna” or the “Company”) with the Securities and Exchange Commission on June 21, 2019 (the “Prior Report”).

We previously reported in the Prior Report that on October 10, 2018 (as amended on April 17, 2019), we entered into a definitive merger agreement (the “Merger Agreement”) with MTech Acquisition Corp. (“MTech”), MJ Freeway, LLC (“MJF”), MTech Purchaser Merger Sub Inc., a Delaware corporation and a wholly-owned subsidiary of Akerna (“Purchaser Merger Sub”), MTech Company Merger Sub LLC, a Colorado limited liability company and a wholly-owned subsidiary of Akerna (“Company Merger Sub”), MTech Sponsor LLC (“MTech Sponsor”), a Florida limited liability company, in the capacity as the representative for the equity holders of the Company (other than the Sellers) thereunder, and MJF and Jessica Billingsley (as successor to Harold Handelsman), in the capacity as the representative for the Sellers thereunder. The Merger Agreement provided for two mergers: (i) the merger of Purchaser Merger Sub with and into MTech, with MTech continuing as the surviving entity (the “Purchaser Merger”); and (ii) the merger of Company Merger Sub with and into MJF, with MJF continuing as the surviving entity (the “Company Merger” and together with the Purchaser Merger, the “Business Combination”).

On June 17, 2019, MTech held a Special Meeting at which the MTech stockholders considered and approved, among other matters, the Merger Agreement. Following the approval of MTech’s stockholders, on June 17, 2019, the parties consummated the Business Combination.

As a result of the Business Combination, Akerna became the successor issuer to MTech. This Report is being filed to explicitly state that as a result of the foregoing and pursuant to Rule 12g-3(a) under the Exchange Act, Akerna’s shares of common stock and warrants are deemed registered under Section 12(b) of the Exchange Act.

Item 8.01.	Other Events

As a result of the Business Combination, Akerna became the successor issuer to MTech. Pursuant to Rule 12g-3(a) under the Exchange Act, Akerna’s shares of common stock and warrants are deemed registered under Section 12(b) of the Exchange Act.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: October 18, 2019	AKERNA CORP.

	By:	/s/ Jessica Billingsley
Name: Jessica Billingsley Title: Chief Executive Officer

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